                                                                      Exhibit 24

                                POWER OF ATTORNEY


         The undersigned, acting in the capacity or capacities stated opposite their respective names below, hereby constitute and appoint BARRY J. SHARP and WILLIAM R. LURASCHI and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below the Company's Annual Report on Form 10-K and any and all amendments and supplements thereto.

   SIGNATURE                                TITLE                                       DATE
   ---------                                -----                                       ----

   /s/ Roger W. Sant                        Chairman of the Board and                   January 29, 2001
   ---------------------------------------- Director
   Roger W. Sant

   /s/ Dennis W. Bakke                      President, Chief Executive                  January 29, 2001
   ---------------------------------------- Officer and Director
   Dennis W. Bakke

   /s/ Alice F. Emerson                     Director                                    January 29, 2001
   ----------------------------------------
   Alice F. Emerson

   /s/ Frank Jungers                        Director                                    January 29, 2001
   ----------------------------------------
   Frank Jungers

   /s/ Robert F. Hemphill, Jr.              Director                                    January 29, 2001
   ----------------------------------------
   Robert F. Hemphill, Jr.

   /s/ John McArthur                        Director                                    January 29, 2001
   ----------------------------------------
   John H. McArthur

   /s/ Haxel R. O'Leary                     Director                                    January 29, 2001
   ----------------------------------------
   Hazel R. O'Leary

   /s/ Thomas I. Unterberg                  Director                                    January 29, 2001
   ----------------------------------------
   Thomas I. Unterberg

   /s/ Robert H. Waterman                   Director                                    January 29, 2001
   ----------------------------------------
   Robert H. Waterman, Jr.
